EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement No. 333-60214 and 333-64317 and 333-64319 each on Form S-8, and in the Annual Report on Form 10-K of Shore Bancshares, Inc., for the year ended December 31, 2001, of our report dated January 25, 2002, relating to the consolidated financial statements of Shore Bancshares, Inc.



                                                         /S/ Stegman and Company
                                                         -----------------------

Baltimore, Maryland
March 27, 2002












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